                                                               EXHIBIT 99.(4)(1)

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated July 25, 2003 in the Amendment No. 1 to the Registration Statement (File No. 333-106477) and related Prospectus of Claymore Securities Defined Portfolios, Series 153.


                                         /s/ Grant Thornton LLP
                                         -------------------------
                                         GRANT THORNTON LLP


Chicago, Illinois
July 25, 2003